Effective on or about May 12, 2014, the sub-section entitled "Principal Investment Strategies" under the main heading "Summary of Key Information" will be restated in its entirety as follows:

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund’s investment adviser) seeks to achieve the fund’s objective by providing exposure to the commodities markets.  The fund normally invests significantly in commodity-linked derivatives and debt instruments.  Commodities are assets with tangible properties, including oil, natural gas, agricultural products, and industrial and other precious metals. The fund’s investments in commodity-linked derivatives provide exposure to the investment returns of the commodities markets without investing directly in commodities.

MFS primarily invests the fund’s investments in commodity-linked derivatives in commodity-linked notes.  In addition to direct investments in commodity-linked notes, MFS may also invest up to 25% of the fund’s assets in MFS Commodity Strategy Portfolio,  a wholly-owned and controlled subsidiary organized in the Cayman Islands (the "Subsidiary"), which will invest significantly in commodity-linked derivatives (such as commodity-linked futures, options, and swaps) and debt instruments. The Subsidiary will be advised by MFS and will have the same objective, strategies, and restrictions as the fund, except that MFS will invest the Subsidiary's investments in commodity-linked derivatives primarily in commodity-linked futures, options, and swaps instead of commodity-linked notes.

MFS allocates the fund’s investments in commodity-linked derivatives among a variety of different commodities and commodity sectors based on quantitative analysis.

Of the fund’s investments in debt instruments, MFS generally invests substantially all of these investments in investment grade debt instruments.

MFS may invest the fund’s assets in foreign securities.

In addition to the commodity-linked derivatives described above, MFS may use derivatives for any investment purpose. To the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS uses a bottom-up investment approach to buying and selling debt investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers. Quantitative models that systematically evaluate instruments may also be considered.

Effective on or about May 12, 2014, the sub-section entitled "Principal Risks" under the main heading "Summary of Key Information" will be restated in its entirety as follows:

Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Commodity Risk:  The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity. To the extent the fund focuses its investments in a particular asset of the commodities market, the fund will be more susceptible to risks associated with that particular asset.

Commodity-Linked Note Risk:  Commodity-linked notes have characteristics of both debt instruments and derivatives and are subject to the risks associated with investing in those types of investments. Commodity-linked notes can be highly volatile and less liquid than other types of investments.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Derivatives can involve leverage.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Non-Diversification Risk:  Because MFS may invest a relatively large percentage of the fund’s assets in a single issuer or small number of issuers, the fund’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of diversified funds.

Financial Services Exposure Risk:  Events that affect the financial services sector may have a significant adverse effect on the fund.

Subsidiary Risk:  The Subsidiary will not be registered as an investment company under the Investment Company Act of 1940 (the Act) and will not be subject to all of the investor protections of the Act, although the Subsidiary will be managed pursuant to compliance policies and procedures that are materially the same as the policies and procedures applicable to the fund. Changes in the laws impacting the fund or the Subsidiary could negatively affect the fund and its shareholders. By investing in the Subsidiary, the

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fund is exposed to all the risks associated with the Subsidiary’s investments.

Tax Risk:  In order to qualify as a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended, the fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income. If the fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to the risk of diminished returns. The fund has obtained private letter rulings from the Internal Revenue Service confirming that income and gain produced by certain commodity-linked notes constitutes "qualifying income" to the fund and that income from the fund's investments in the Subsidiary constitutes "qualifying income." The tax treatment of investing in commodity-linked notes and the Subsidiary may be adversely affected by further legislation, Treasury Regulations, and/or guidance issued by the Internal Revenue Service.

Interest Rate Risk:  The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, and other conditions.

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Prepayment/Extension Risk:  Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Inflation-Adjusted Debt Instruments Risk:  Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income can both decline.

Municipal Risk:  The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Investment Selection and Allocation Risk: MFS’ investment analysis, its selection of investments, and its assessment of the risk/return potential of commodity sectors may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Liquidity Risk:  It may be difficult to value and it may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Effective on or about May 12, 2014, the sub-section entitled "Principal Investment Strategies" under the main heading "Investment Objective, Strategies, and Risks" will be restated in its entirety as follows:

Principal Investment Strategies
MFS seeks to achieve the fund’s objective by providing exposure to the commodities markets.  The fund normally invests significantly in commodity-linked derivatives and debt instruments.  Commodities are assets with tangible properties, including oil, natural gas, agricultural products, and industrial and other precious metals. The fund’s investments in commodity-linked derivatives provide exposure to the investment returns of the commodities markets without investing directly in commodities.

MFS primarily invests the fund’s investments in commodity-linked derivatives in commodity-linked notes. In addition to direct investments in commodity-linked notes, MFS may also invest up to 25% of the fund’s assets in the Subsidiary, which will invest significantly in commodity-linked derivatives (such as commodity-linked futures, options, and swaps) and debt instruments.

MFS allocates the fund’s investments in commodity-linked derivatives among a variety of different commodities and commodity sectors based on quantitative analysis.

Of the fund’s investments in debt instruments, MFS generally invests substantially all of these investments in investment grade debt instruments.

MFS may invest the fund’s assets in foreign securities.

In addition to the commodity-linked derivatives described above, MFS may use derivatives for any investment purpose. To the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS uses a bottom-up investment approach to buying and selling debt investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.
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Effective on or about May 12, 2014, the sub-section entitled "Principal Investment Types" under the main heading "Investment Objective, Strategies, and Risks" will be restated in its entirety as follows:

Principal Investment Types
The principal investment types in which the fund may invest are:

Commodity-Linked Derivatives:  Commodity-linked derivatives are derivatives whose value is based on the value of a commodity, a commodity futures or option contract, a commodity index, or some other indicator that reflects the value of a particular commodity or commodity market or the difference between one or more commodities or commodity markets (“commodity indicator”). Commodity-linked derivatives include notes, futures, options, and swaps.

Commodity-Linked Notes:  Commodity-linked notes are derivatives that typically provide for interest and principal payments based on the value of a commodity indicator.

Derivatives:  Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

Subsidiary: MFS Commodity Strategy Portfolio is a wholly owned and controlled subsidiary of the fund and organized under the laws of the Cayman Islands. The Subsidiary will be advised by MFS and will have the same objective, strategies, and restrictions as the fund, except that MFS will invest the Subsidiary's investments in commodity-linked derivatives primarily in commodity-linked futures, options, and swaps instead of commodity-linked notes. The Subsidiary is overseen by its own board of directors. The Subsidiary does not pay management fees to MFS, but incurs investing and operating expenses.

Debt Instruments:  Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Corporate Bonds:  Corporate bonds are debt instruments issued by corporations or similar entities.

U.S. Government Securities: U.S. Government securities are securities issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of asset-backed securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.

Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Asset-Backed Securities:  Asset-backed securities include mortgage-backed securities and other securities that represent interests in assets or payments from assets, such as loans or receivables.  Different asset-backed securities provide different rights with respect to the underlying assets or payments from those assets depending on the terms of the security.  Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security.  Asset-backed securities typically involve a third party responsible for servicing the instrument and performing operational functions. Certain asset-backed securities offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the security. Certain mortgage-backed securities are issued on a delayed delivery or forward commitment basis where payment and delivery take place at a future date.

Inflation-Adjusted Debt Instruments:  Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. Government agencies, instrumentalities and sponsored entities, U.S. and foreign corporations, and foreign governments.

Municipal Instruments: Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, state or local governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the state or local governments, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer’s pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

Effective on or about May 12, 2014, the sub-section entitled "Principal Risks" under the main heading "Investment Objective, Strategies, and Risks" will be restated in its entirety as follows:

Principal Risks
The share price of the fund will change daily based on changes in interest rates and market, economic, industry, political, regulatory, geopolitical, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank

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MFS Commodity Strategy Fund

deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Commodity Risk: The value of commodities may be more volatile than the value of equity securities or debt instruments. The value of commodities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity. These imbalances may be significant due to the length of time required to alter the supply of some commodities in response to changes in demand. To the extent the fund focuses its investments in a particular asset of the commodities market (such as oil, metal, or agricultural products), the fund will be more susceptible to risks associated with that particular asset.

Commodity-Linked Note Risk:  Commodity-linked notes have characteristics of both debt instruments and derivatives and are subject to the risks associated with investing in those types of investments. To the extent payment of interest on a commodity-linked note or the amount of the principal to be repaid is based on the value of a particular commodity or commodity index, the fund may not receive all (or a portion) of the interest due or principal to be repaid, as the case may be, on its investment if there is a loss of value of the underlying commodity indicator. Commodity-linked notes can be highly volatile and less liquid than other types of investments.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited.  Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk:  Certain transactions and investment strategies can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses.

Counterparty and Third Party Risk:  Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Non-Diversification Risk:  Because MFS may invest a relatively large percentage of the fund’s assets in a single issuer or small number of issuers, the fund’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of diversified funds.

Financial Services Exposure Risk:  Events that affect the financial services sector may have a significant adverse effect on the fund. Issuers and/or counterparties in a single industry or related industries can react similarly to market, economic, industry, political, regulatory, geopolitical, and other conditions. Issuers and/or counterparties in the financial services sector are subject to many risks, including adverse government regulation, decreased availability and increased cost of capital, and changes in interest and/or default rates.

Subsidiary Risk:  The Subsidiary will not be registered as an investment company under the Act and will not be subject to all of the investor protections of the Act, although the Subsidiary will be managed pursuant to compliance policies and procedures that are materially the same as the policies and procedures applicable to the fund. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the fund and the Subsidiary, respectively, are organized, could result in the inability of the fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the fund and its shareholders. Further, by investing in the Subsidiary, the fund is exposed to all the risks associated with the Subsidiary’s investments. There is no guarantee that the investment objective of the Subsidiary will be achieved.

Tax Risk:  In order to qualify as a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended, the fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income.  If the fund were to fail to qualify as a RIC, the fund would be subject to federal income tax on its net income at regular corporate rates without reduction for distributions to shareholders.  When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the fund’s earnings and profits. If the fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the fund would be subject to the risk of diminished returns.

Income from certain commodity-linked instruments is not or may be determined not to be "qualifying income" for purposes of the source of income requirements for RIC qualification under the Code.  If the fund were to earn non-qualifying income from any source including such commodity-linked instruments in excess of 10% of its gross income for any taxable year, it would fail to qualify as a RIC for that year, unless the fund were eligible to cure and cured such failure by paying a fund-level tax equal to the full amount of such excess. The fund has obtained a private letter ruling from the Internal Revenue Service confirming that income and gain produced by certain commodity-linked notes constitutes "qualifying income" to the fund. The fund has also obtained a private letter ruling from the Internal Revenue Service confirming that income from the fund's investment in the Subsidiary constitutes "qualifying income." The fund will invest in commodity-linked notes and the Subsidiary with a view to the characteristics described in the private letter rulings. The tax treatment of investing in commodity-linked notes and the Subsidiary may be adversely affected by further legislation, Treasury Regulations, and/or guidance issued by the Internal Revenue Service.

Interest Rate Risk:  The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall

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if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The price of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, industry, political, regulatory, geopolitical, and other conditions. Certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the price of a debt instrument. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including asset-backed securities, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult.

Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Economies and financial markets are becoming more connected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, and other conditions than the U.S. market.

Prepayment/Extension Risk:  Many types of debt instruments, including mortgage-backed securities, asset-backed securities, certain corporate bonds, and municipal housing bonds, and certain derivatives, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Inflation-Adjusted Debt Instruments Risk:  Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income both can decline. In addition, the measure of inflation used may not correspond to the actual rate of inflation experienced by a particular individual.

Municipal Risk:  The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, market and economic conditions, issuer, industry-specific and other conditions. If the Internal Revenue Service or a state taxing authority determines that an issuer of a municipal instrument has not complied with applicable tax requirements, interest from the instrument could become taxable (including retroactively) and the instrument could decline significantly in price. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can significantly affect the fund and the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Allocation Risk: MFS’ assessment of the risk/return potential of commodity sectors and the resulting allocation among commodity sectors may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Liquidity Risk:  Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. In addition, at times, all or a large portion of segments of the market may not have an active trading market. As a result, it may not be possible to sell a particular investment or type of investment at any particular time or at an acceptable price.

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